UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2025
Summit Midstream Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42201	99-3056990
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrants’ telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SMC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Director
On December 23, 2025, the board unanimously appointed Carolyn J. Stone as an independent director of the company to serve in Class II effective on March 16, 2026, in the seat being vacated by Marguerite Woung-Chapman, who notified the Board of her retirement effective as of midnight on March 15, 2026. Ms. Woung-Chapman has confirmed that she has no disagreement with the Company on any matter relating to its operations, practices, or policies, and there is no matter relating to her retirement that needs to be brought to the attention of the Company’s shareholders.
Ms. Stone, age 53, brings to the board financial, accounting, and audit expertise and extensive experience in public-company governance, reporting, and operations. Ms. Stone served as Senior Vice President, Chief Financial Officer, and Treasurer of Civeo Corporation, a NYSE-listed provider of hospitality services in the Australian natural resource regions and the Canadian oil sands, from November 2019 until March 2024. Prior to that, from 2014 to 2019, she served as Civeo’s VP, Controller and Corporate Secretary and as Chief Accounting Officer. Prior to joining Civeo, Ms. Stone served as CFO of Synagro Technologies Inc., a private equity-held environmental services company. Prior to Synagro, Ms. Stone served eleven years in multiple roles at Dynegy Inc., including Chief Accounting Officer, Treasurer, and Controller. She started her career at PriceWaterhouseCoopers LLP, where she worked in the firm’s audit practice. She is a Certified Public Accountant and earned both her Bachelor of Business Administration and Master in Professional Accounting degrees from The University of Texas at Austin.
There are no arrangements or understandings between Ms. Stone and any other person pursuant to which she was selected as a director. Ms. Stone will receive compensation under the Company’s director compensation program.

Exhibit Number	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Corporation
(Registrant)

Dated:	December 29, 2025	/s/ James Johnston
James Johnston, Executive Vice President, General Counsel and Chief Compliance Officer
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